                                   NEWS RELEASE

Weatherford Announces Court Approval and Expected Closing Date for U.S. Redomestication

HOUSTON, October 27, 2026 - Weatherford International plc (NASDAQ: WFRD) (“Weatherford” or the “Company”) today announced that the High Court of Ireland has approved the previously announced scheme of arrangement through which the Company intends to change its legal domicile from Ireland to Delaware.

Weatherford expects to complete the redomestication on November 13, 2026, subject to the satisfaction of customary closing conditions. Upon completion, Weatherford International Corp, a Delaware corporation, will become the publicly traded parent company of the Weatherford group.

The redomestication will not change the Company’s operations, management, business strategy or headquarters. Weatherford’s shares are expected to continue trading on the Nasdaq Global Select Market under the ticker symbol “WFRD.”

Additional information regarding the redomestication is available in Weatherford’s filings with the U.S. Securities and Exchange Commission.

About Weatherford
Weatherford is a global energy services company that helps customers drill smarter, complete wells more effectively, and maximize production across the entire well lifecycle. With a differentiated portfolio of market-leading solutions, integrated technologies, and a broad global customer footprint across six continents, we blend advanced engineering, digital intelligence, and world-class field expertise to reduce risk, improve performance, and maximize the value of customer assets. Together, we elevate every operation, delivering stronger wells, sharper decisions, and better energy for the world. Visit weatherford.com for more information and connect with us on social media.

Forward-Looking Statements
This release, as well as other statements we make, includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about Weatherford’s beliefs, plans, estimates, or expectations, are forward-looking statements. Forward-looking statements often use words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “plan,” “potential,” “should,” “target,” “will,” and other words of similar meaning. Such forward-looking statements include, but are not limited to, statements regarding the Redomestication, the related restructuring activities and the expected timing and financial implications. These statements are based on current beliefs, plans, estimates, and expectations, all of which involve risk and uncertainty. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them.

The factors that could cause actual results to differ materially from current expectations include, but are not limited to, our ability to satisfy the conditions to the Redomestication within the expected timeframe or at all; our ability to realize the expected benefits from the Redomestication; the occurrence of difficulties in connection with the Redomestication, including any costs related thereto; the risk that the Redomestication disrupts current plans and operations; any changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in Ireland, the United States and other jurisdictions following the Redomestication; and the future financial performance of Weatherford following the Redomestication.

The foregoing factors are in addition to those other risks, uncertainties, and factors included in the “Risk Factors” section and elsewhere in Weatherford’s reports filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and other documents filed with the SEC. There may be other risks and uncertainties that we are not currently aware of or are unable to predict and which may also affect Weatherford’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and Weatherford undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

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For Investors:
Luke Lemoine
Senior Vice President, Corporate Development & Investor Relations
+1 713-836-7777
investor.relations@weatherford.com

For Media:
Kelley Hughes
Vice President, Communications, Marketing & Sustainability
media@weatherford.com